Nile Pan Africa Fund

a series of the Nile Capital Investment Trust

Supplement dated March 9, 2011 to

Supplement dated October 22, 2010 and

Prospectus dated April 21, 2010

Egyptian Stock Market Closed

As of the date of this Supplement, Egypt's principal stock exchange, The Egyptian Exchange (EGX) (formerly known as the Cairo and Alexandria Stock Exchange) remains closed.  Consequently, the Fund is not able to buy additional Egyptian securities on the exchange, nor dispose of any of its Egyptian stocks on the exchange.  The Fund's holdings of Egyptian securities, which represent less than 8% of the Fund's net asset value, are being valued on a daily basis pursuant to the Fund's fair value pricing polices.  Until The Egyptian Exchange re-opens, the Fund's Egyptian securities are considered illiquid.  The Fund's investment adviser believes the exchange will re-open in the reasonably near future but does not believe a specific date can be ascertained because of continued political and social unrest.

This Supplement supersedes and replaces any contradictory information in the Fund's Supplement dated October 22, 2010 and the Fund's Prospectus and Statement of Additional Information both dated April 21, 2010

You should read this Supplement in conjunction with the Supplement dated October 22, 2010 and the Prospectus and Statement of Additional Information both dated April 21, 2010, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-68-AFRICA (1-877-682-3742).

Please retain this Supplement for future reference.